SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2011

HDS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

GMV WIRELESS, INC. (Former name or former address, if changed since last report) 345 S. End Avenue #7P New York, NY 10280
(Address of principal executive offices)
(212) 786-1290
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HDS International Corp.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2011, HDS International Corp., a Nevada Corporation (the "Company"), executed an Unsecured Promissory Note (the "Note") to Amerisure Pharmaceuticals, LLC (“Amerisure"). Under the terms of the Note, the Company has borrowed a total of ten thousand dollars ($10,000) from Amerisure, which accrues interest at an annual rate of ten percent (10%), and is due on demand from Amerisure. The Note also contains customary events of default.

The foregoing summary description of the terms of the Note may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of said Note, reference is made to the Note, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note to Amerisure Pharmaceuticals, LLC dated June 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2011

HDS International Corp.

By:  /s/ Mark Simon

Name: Mark Simon

Title:   CEO and President

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